Exhibit 99.1

Sabre Corporation Announces Exchange Offers by Sabre GLBL Inc. for Certain Senior Secured Debt Securities

SOUTHLAKE, Texas—November 7, 2024—Sabre Corporation (“Sabre”) today announced that Sabre GLBL Inc. (“Sabre GLBL”), a wholly-owned subsidiary of Sabre, has commenced exchange offers (each, an “Exchange Offer” and together, the “Exchange Offers”) to exchange certain of its outstanding 11.250% Senior Secured Notes due 2027 (the “December 2027 Notes”) and 8.625% Senior Secured Notes due 2027 (the “June 2027 Notes” and, together with the December 2027 Notes, the “Existing Notes” and each of them a “series” of Existing Notes) for up to $500 million (as such amount may be amended by Sabre GLBL in its sole discretion, the “Maximum Exchange Amount”) in aggregate principal amount of Sabre GLBL’s new 10.750% Senior Secured Notes due 2029 (the “New Notes” and together with the Existing Notes, the “Securities”), upon the terms and subject to the conditions described in the confidential offering circular, dated as of November 7, 2024, for the Exchange Offers (as it may be amended or supplemented, the “Offering Circular”). The primary purpose of the Exchange Offers is to improve the Company’s maturity profile by extending the maturity date of the indebtedness represented by the Existing Notes from 2027 to 2029.

The aggregate principal amount of New Notes to be issued pursuant to the Exchange Offers is subject to a minimum principal amount of $250 million (the “New Notes Issuance Minimum”).

In addition, the principal amount of each series of Existing Notes that is accepted pursuant to the Exchange Offers will be subject to the “Acceptance Priority Level” (in numerical priority order), as set forth in the table below and as further described in the Offering Circular.

The following table summarizes certain terms of the Exchange Offers:

CUSIP No./ ISIN	Title of Security	Principal Amount Outstanding	Acceptance Priority Level(1)	Exchange Consideration(2)	Early Exchange Premium(2)(3)	Total Exchange Consideration(1)(2)(3)
CUSIP: 78573NAH5 (144A); U86043AF0 (Reg. S) / ISIN: US78573NAH52 (144A); USU86043AF04 (Reg. S)	11.250% Senior Secured Notes due 2027	$555,000,000	1	$1,000.00 principal amount of New Notes	$82.50 principal amount of New Notes	$1,082.50 principal amount of New Notes
CUSIP: 78573NAJ1 (144A); U86043AG8 (Reg. S) / ISIN: US78573NAJ19 (144A); USU86043AG86 (Reg. S)	8.625% Senior Secured Notes due 2027	$903,077,000	2	$930.00 principal amount of New Notes	$82.50 principal amount of New Notes	$1,012.50 principal amount of New Notes

(1)	Acceptance of the Existing Notes is subject to the Acceptance Priority Level as described below.

(2)	For each $1,000 principal amount of Existing Notes.

(3)	Includes Early Exchange Premium.

If the aggregate principal amount of Existing Notes validly tendered on or before the Early Exchange Date (as defined below) constitutes a principal amount of Existing Notes that, if accepted by the Company, would result in issuing New Notes having an aggregate principal amount equal to or in excess of the Maximum Exchange Amount, the Company will not accept any Existing Notes tendered for exchange after the Early Exchange Date (even if they are of Acceptance Priority Level 1). If acceptance of all validly tendered Existing Notes of a series on the Early Exchange Date or the Expiration Date (as defined below), as applicable, would result in the Company issuing New Notes having an aggregate principal amount in excess of the Maximum Exchange Amount, the tendered Existing Notes of such series will be accepted on a pro rata basis as described in the Offering Circular. On each settlement date, Existing Notes of a series having a higher Acceptance Priority Level will be accepted for exchange before any Existing Notes of a series having a lower Acceptance Priority Level. For the avoidance of doubt, if the Exchange Offers are not fully subscribed as of the Early Exchange Date, subject to the terms and conditions of the Exchange Offers, all existing Notes tendered at or prior to the Early Exchange Date will be accepted for exchange in priority to all Existing Notes tendered after the Early Exchange Date even if such Existing Notes tendered after the Early Exchange Date have a higher Acceptance Priority Level than the Existing Notes tendered at or prior to the Early Exchange Date.

The New Notes will mature on November 15, 2029 and will bear interest at a rate per annum equal to 10.750%. The New Notes will first be redeemable, at Sabre GLBL’s option, starting on November 15, 2026, at 105.375% of their outstanding principal amount, plus accrued interest, and under certain other circumstances described in the Offering Circular.

The New Notes and the guarantees thereof will be senior secured indebtedness and will rank equal in right of payment with all of the existing and future senior secured indebtedness of Sabre GLBL and the guarantors. The New Notes will initially be jointly and severally, irrevocably and unconditionally guaranteed by Sabre Holdings Corporation (“Sabre Holdings”) and all of Sabre GLBL’s current and future restricted subsidiaries that are borrowers under or guarantee Sabre GLBL’s senior secured credit facilities under certain of its existing credit agreements or certain other secured indebtedness. The New Notes and the guarantees thereof will be secured, subject to permitted liens, by a first-priority security interest in substantially all present and hereinafter acquired assets of Sabre GLBL and each of the guarantors (other than certain excluded assets). The New Notes will be guaranteed by the same parties and on the same basis, and secured by the same assets and on the same basis, as the Existing Notes. In addition, the covenants in the indenture for the New Notes will be substantially the same as the covenants applicable to the Existing Notes.

The Exchange Offers will expire at 5:00 p.m., New York City time, on December 9, 2024, unless extended (such date and time, as it may be extended, the “Expiration Date”), unless earlier terminated. Tenders of Existing Notes may be withdrawn from the Exchange Offers at or prior to, but not after, 5:00 p.m., New York City time, on November 21, 2024, unless extended (such date and time, as it may be extended, the “Withdrawal Deadline”). Eligible Holders (as defined below) must validly tender their Existing Notes at or prior to 5:00 p.m., New York City time, on November 21, 2024, unless extended (such date and time, as it may be extended, the “Early Exchange Date”), to be eligible to receive the Total Exchange Consideration (as set forth above), which includes the Early Exchange Premium (as set forth above) for such Existing Notes. Eligible Holders tendering Existing Notes after the Early Exchange Date and on or before the Expiration Date will only be eligible to receive the Exchange Consideration (as set forth above), which will equal the Total Exchange Consideration for such series of Existing Notes less the applicable Early Exchange Premium.

In addition to the Total Exchange Consideration or Exchange Consideration (as described in the table above), as applicable, Eligible Holders whose Existing Notes are accepted for exchange will be paid the accrued and unpaid interest, if any, on the Existing Notes to, but not including, the early settlement date, which is expected to be November 25, 2024, unless extended (such date and time, as it may be extended, the “Early Settlement Date”) on such Existing Notes; provided, however, that since any New Notes issued on the final settlement date, which is expected to be December 11, 2024, unless extended (such date and time, as it may be extended, the “Final Settlement Date”) will be issued with accrued interest from the Early Settlement Date up to, but not including, the Final Settlement Date, the amount of such accrued interest on any such New Notes will be deducted, from the cash payable as accrued interest on the Existing Notes exchanged on the Final Settlement Date, provided further that such net amount will not be below zero. For the avoidance of doubt, Eligible Holders (as defined below) who validly tender Existing Notes of a series after the Early Exchange Date but on or before the Expiration Date, will not receive accrued and unpaid interest, if any, on such Existing Notes from the Early Settlement Date through the Final Settlement Date. In addition, Eligible Holders of the December 2027 Notes whose tenders are settled after December 1, 2024 and before December 15, 2024 will be deemed to have consented to giving up any claim to the interest payment due on December 15 in respect of the December 2027 Notes that they might otherwise have as a result of the related interest payment record date of December 1, 2024, and will receive only the accrued interest described above. Interest on the New Notes will accrue from (and including) the Early Settlement Date. Interest on the New Notes will accrue from (and including) the Early Settlement Date.

Sabre GLBL’s obligation to accept for exchange the Existing Notes validly tendered and not validly withdrawn in each Exchange Offer is subject to the satisfaction or waiver of certain conditions as described in the Offering Circular, including the New Notes Issuance Minimum. Such conditions may be waived by Sabre GLBL in its sole discretion, subject to applicable law. Any waiver of a condition by Sabre GLBL will not constitute a waiver of any other condition. For avoidance of doubt, the Exchange Offer in respect of the December 2027 Notes is not conditioned on the Exchange Offer in respect of the June 2027 Notes, or vice versa. Sabre GLBL reserves the right to extend, amend or terminate any Exchange Offer for any reason or for no reason. In addition, Sabre GLBL reserves the right to increase, decrease or otherwise change the Maximum Exchange Amount in its sole discretion without extending the Early Exchange Date or the Withdrawal Deadline or otherwise reinstating withdrawal rights, subject to compliance with applicable law and the terms of outstanding indebtedness. Sabre GLBL will not receive any cash proceeds from the Exchange Offers and will not incur additional indebtedness in excess of the aggregate principal amount of Existing Notes that are exchanged in the Exchange Offers.

Concurrently with the Exchange Offers, Sabre GLBL is offering lenders under its senior secured term loans (the “Old Term Loans”) to exchange up to approximately $375 million of their Old Term Loans for the same amount of new senior secured term loans maturing in November 2029 (the “New Term Loans”). Except for the extended maturity and new pricing terms of the New Term Loans, we expect that the New Term Loans will have substantially similar terms as the Old Term Loans. The consummation of each term loan exchange is conditioned on participation from at least $50 million in principal amount per tranche of the New Term Loans.

The consummation of each Exchange Offer is not subject to, or conditioned upon, the consummation of such term loan exchanges. The consummation of such term loan exchanges is not subject to, or conditioned upon, the consummation of any Exchange Offer. The proposed term loan exchanges are subject to market conditions and there can be no assurance that any or all of them will in fact be consummated in the manner described herein or at all.

The Exchange Offers are being made only to holders of Existing Notes that have certified, by submitting an instruction to the clearing system, that they are either (i) “qualified institutional buyers” as defined in Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “Securities Act”) or (ii) are located outside the United States and are not “U.S. persons” as defined in Rule 902 under the Securities Act (such holders, “Eligible Holders”). Only Eligible Holders are authorized to receive or review the Offering Circular or to participate in the Exchange Offers. Non U.S.-persons may also be subject to additional eligibility criteria.

Information Relating to the Exchange Offers

The complete terms and conditions of the Exchange Offers are set forth in the Offering Circular. The Offering Circular contains important information and Eligible Holders are encouraged to read it in its entirety. The Offering Circular will only be distributed to Eligible Holders who complete and return an eligibility form confirming that they are either a “qualified institutional buyer” under Rule 144A or not a

“U.S. person” under Regulation S under the Securities Act for purposes of applicable securities laws. Holders of Existing Notes who desire to complete an eligibility form should either visit www.dfking.com/sabre or request instructions by sending an e-mail to sabre@dfking.com or by calling D.F. King & Co., Inc., the information and exchange agent for the Exchange Offers, at (toll-free) (800) 848-3374 (toll-free) or (banks and brokers) (212) 269-5550.

None of Sabre, Sabre Holdings, Sabre GLBL, their affiliates, their respective boards of directors and stockholders, the Exchange Agent or Computershare Trust Company, N.A., as trustee for the Existing Notes and New Notes, are making any recommendation as to whether holders should tender any Existing Notes in response to the Exchange Offers. Holders must make their own decision as to whether to tender any of their Existing Notes, and, if so, the principal amount of Existing Notes to tender.

This press release is for informational purposes only and is neither an offer to buy nor a solicitation of an offer to sell any of the New Notes or any other securities. The Exchange Offers are not being made to holders of Existing Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. The Exchange Offers are only being made pursuant to the Offering Circular. Eligible Holders are strongly encouraged to read the Offering Circular carefully because it will contain important information.

The New Notes have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The New Notes have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the Offering Circular.

Forward-Looking Statements

Certain statements herein are forward-looking statements about trends, future events, uncertainties and our plans and expectations of what may happen in the future. Any statements that are not historical or current facts are forward-looking statements. In many cases, you can identify forward-looking statements by terms such as “guidance,” “outlook,” “target,” “expect, ” “anticipate,” “on track,” “continue,” “believe,” “momentum,” “position,” “continue,” “progress,” “confident,” “trend,” “plan,” “recurring,” “trajectory,” “pipeline,” “opportunity,” “potential,” “positioned,” “benefit,” “goal,” “confident,” “indicate,” “optimistic,” “will,” “forecast,” “strategy,” “estimate,” “project,” “may,” “should,” “would,” “intend,” or the negative of these terms, where applicable, or other comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Sabre’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. The potential risks and uncertainties include, among others, our ability to realize the anticipated benefits of the Exchange Offers and the proposed term loan exchange transaction and the risk that the Exchange Offers and the proposed term loan exchange transaction may not be consummated, financial condition and credit ratings, as well as on the travel industry and consumer spending more broadly, the effect of remote working arrangements on our operations and the speed and extent of the recovery across the broader travel ecosystem, dependency on transaction volumes in the global travel industry, particularly air travel transaction volumes, the timing, implementation and effects of our growth strategies and technology transformation, the completion and effects of travel platforms, exposure to pricing pressure in the Travel Solutions business, changes affecting travel supplier customers, maintenance of the integrity of our systems and infrastructure and the effect of any security incidents, our ability to recruit, train and retain employees, competition in the travel distribution industry and solutions industry, failure to adapt to technological advancements, implementation of software solutions, implementation and effects of new, amended or renewed agreements and strategic partnerships, dependence on establishing, maintaining and renewing contracts with customers and other counterparties and collecting amounts due to us under these agreements, dependence on relationships with travel buyers, the ability to achieve our cost savings and efficiency goals and the effects of these goals, our collection, processing, storage, use and transmission of personal data and risks associated with PCI compliance, the effects of cost savings initiatives, the effects of new legislation or regulations or the failure to comply with regulations or other legal requirements, use of third-party distributor partners, the financial and business results and effects of acquisitions and divestitures of businesses or business operations, reliance on the value of our brands, reliance on third parties to provide information technology services and the effects of these services, the effects of any litigation, regulatory reviews and investigations, adverse global and regional economic and political conditions, risks related to global conflicts, risks arising from global operations, risks related to our significant amount of indebtedness, including increases in interest rates and our ability to refinance our debt, and tax-related matters.

More information about potential risks and uncertainties that could affect our business and results of operations is included in the “Risk Factors” and “Forward-Looking Statements” sections of Sabre Corporation’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, filed with the Securities and Exchange Commission (“SEC”) on October 31, 2024 and Sabre Corporation’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 15, 2024, as well as other risks and uncertainties specified in the “Risk Factors” section of the Offering Circular. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, outlook, guidance, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. Unless required by law, Sabre undertakes no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date they are made.

About Sabre

Sabre Corporation is a software and technology company that takes on the biggest opportunities and solves the most complex challenges in travel. The Company connects travel suppliers and buyers around the globe and across the ecosystem through innovative products and next-generation technology solutions. Sabre harnesses speed, scale and insights to build tomorrow’s technology today – empowering airlines, hoteliers, agencies and other partners to retail, distribute and fulfill travel worldwide. Headquartered in Southlake, Texas, USA, Sabre serves customers in more than 160 countries around the world.

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Contacts:

Media	Investors
Kristin Hays kristin.hays@sabre.com sabrenews@sabre.com	Brian Roberts brian.roberts@sabre.com sabre.investorrelations@sabre.com

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